                                                                  Exhibit 99.1



Debtor:  FPA MEDICAL MANAGEMENT, INC.
-------

Case Number: 98-01596PJW THROUGH 98-01685PJW
------------

Notes to Monthly Operating Report for the period September 28, 1998 through October 30, 1998, "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of October.

2. Copies of most of the Debtors' bank statements for the month of October are attached; copies of the balance of the October statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the month of September are attached.

3. The Debtors' most recently filed Income Tax Return was included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

4. The Debtors' most recent Annual Financial Statements prepared by Accountants were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.
==============================================================================================================================
MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS
                                            OCTOBER          SEPTEMBER
                DEBTORS                 BANK STATEMENTS   BANK STATEMENTS                   COMMENTS
------------------------------------------------------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.             X
    California Axminster                                        X
    San Antonio (Gonzaba)                       X
    Meridian                                    X
    Florida Humana & Clinics                    X
    Health Partners Inc.                                        X

Non-Core Business Units
    Orange Coast
    North Carolina                              X
    Illinois MSO                                X                        October Bank Statements received for one of four
                                                                         active accounts.
    San Diego Corporate
    Kansas City

FPA MEDICAL MANAGEMENT, INC.
====================================================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998

                                             For the Period 9/28/98 to 10/30/98
                                      ------------------------------------------------
                                      Projected (1)      Actual (1)        Difference
                                      ------------      ------------       -----------
                                           A                 B                C=B-A
                                      ------------      ------------       -----------
INITIAL CASH BALANCE                  $  2,590,245      $  5,997,778         3,407,533

Cash Receipts:
  Fee For Service Billings            $ 17,696,113      $ 17,132,890          (563,223)
  Claims & Capitation                 $ 22,939,894      $ 10,009,207       (12,930,687)
  Reimbursement                       $         --      $  1,581,420         1,581,420
  Medicare & Collections              $  1,000,000      $  1,954,103           954,103
                                      ------------      ------------       -----------
    TOTAL CASH RECEIPTS               $ 41,636,008      $ 30,677,621       (10,958,387)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 17,469,446      $ 23,527,990         6,058,544
  Catch-up payments to Doctors        $    228,822      $         --          (228,822)
  Insurance                           $  2,609,072      $  3,749,725         1,140,653
  Claims & Capitation                 $ 14,435,292      $  2,566,773       (11,868,520)
  Patient Refunds                     $    232,000      $    217,156           (14,844)
  Rent                                $  1,016,246      $  2,366,444         1,350,198
  Utilities                           $    179,500      $    893,736           714,236
  Medical Supply                      $    385,000      $         --          (385,000)
  Bank Lock-Box Account Fees          $     35,000      $    854,003           819,003
  Other                               $  5,975,714      $  3,138,880        (2,836,834)
                                      ------------      ------------       -----------
    Total Cash Disbursements          $ 42,566,092      $ 37,314,707        (5,251,385)

Net Cash Flow                         $   (930,084)     $ (6,637,086)       (5,707,002)
                                                        $         --
Financing Charges (2)                 $   (376,822)     $   (346,590)           30,232
Stop Loss Insurance (2)               $   (100,000)     $         --           100,000
Professional Fees (2)                 $ (1,200,000)     $ (2,282,884)       (1,082,884)
Borrowing from/(Repayment to) HPI     $         --      $    600,000           600,000
Capital Expenditures (2)              $         --      $    (50,000)          (50,000)
Restructuring Expenses                $         --      $   (325,566)         (325,566)
Restricted AWS Cash                   $         --      $   (564,788)         (564,788)
Orange Coast Transaction Fees         $         --      $   (106,250)         (106,250)
Sale of Orange Coast                  $         --      $  8,250,000         8,250,000
DIP Loan Borrowing/(Repayment)        $         --      $ (4,600,000)       (4,600,000)
DIP Loan Proceeds                     $     16,661      $  1,200,000         1,183,339
Orange Coast DIP Re-Borrowing         $         --      $         --                --
ENDING CASH BALANCE                   $         --      $  1,134,614         1,134,614
                                      ------------      ------------       -----------


1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on August 28, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Flow Budgets.

2) Amounts for Financing Charges, Stop Loss Insurance, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

STERLING HEALTHCARE GROUP, INC.
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                         For the Period 9/28/98 to 10/30/98
                                   ---------------------------------------------
                                    Projected         Actual          Difference
                                   -----------     ------------      -----------
                                        A                B               C=B-A
                                   -----------     ------------      -----------
INITIAL CASH BALANCE               $ 7,193,833     $  3,298,648      (3,895,185)

Cash Receipts:
  Fee For Service Billings         $15,000,000     $ 14,178,720        (821,280)
  Claims & Capitation              $        --     $         --              --
  Reimbursement                    $        --     $         --              --
  Medicare & Collections           $ 1,000,000     $  1,954,103         954,103
                                   -----------     ------------      ----------
    TOTAL CASH RECEIPTS            $16,000,000     $ 16,132,824         132,824

Less: Cash Disbursements:
  Employee & Physician Payroll     $12,127,584     $ 12,209,898          82,314
  Catch-up payments to Doctors     $        --     $         --              --
  Insurance                        $ 1,566,072     $  1,792,112         226,040
  Claims & Capitation              $        --     $         --              --
  Patient Refunds                  $   220,000     $    193,143         (26,857)
  Rent                             $   116,806     $    226,449         109,643
  Utilities                        $    60,000     $     73,883          13,883
  Bank Lock Box                    $        --     $         --              --
  Medical Supply                   $    35,000     $      3,762         (31,238)
  Other                            $ 1,589,538     $  1,267,285        (322,253)
                                   -----------     ------------      ----------
    Total Cash Disbursements        15,715,000     $ 15,766,532          51,532

Financing Charges                  $        --     $         --              --

Net DIP Advance                    $        --     $         --              --

Net Cash Flow                      $   285,000     $    366,291          81,291

Intercompany Transfers             $        --     $ (5,056,244)     (5,056,244)

ENDING CASH BALANCE                $ 7,478,833     $ (1,391,305)     (8,870,137)
                                   -----------     ------------      ----------

CALIFORNIA (AXMINSTER)
===============================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                       For the Period 9/28/98 to 10/30/98
                                   -----------------------------------------
                                   Projected         Actual       Difference
                                   ----------     -----------     ----------
                                       A               B             C=B-A
                                   ----------     -----------     ----------
INITIAL CASH BALANCE               $  150,750     $   996,825       846,075

Cash Receipts:
  Fee For Service Billings         $   66,000     $    82,182        16,182
  Claims & Capitation              $1,118,000     $ 1,116,809        (1,191)
  Reimbursement                    $       --     $        --            --
  Medicare & Collections           $       --     $        --            --
                                   ----------     -----------     ---------
    TOTAL CASH RECEIPTS            $1,184,000     $ 1,198,991        14,991

Less: Cash Disbursements:
  Employee & Physician Payroll     $  488,000     $   602,906       114,906
  Catch-up payments to Doctors     $       --     $        --            --
  Insurance                        $       --     $        --            --
  Claims & Capitation              $  373,000     $   786,685       413,685
  Patient Refunds                  $       --     $        --            --
  Rent                             $  105,000     $   150,062        45,062
  Utilities                        $   18,000     $    21,565         3,565
  Bank Lock Box                    $       --     $        --            --
  Medical Supply                   $   40,000     $    16,784       (23,217)
  Other                            $   16,000     $    34,381        18,381
                                   ----------     -----------     ---------
    Total Cash Disbursements       $1,040,000     $ 1,612,381       572,381

Agreed Cash Adjustments            $       --     $        --            --

Less: Interest                     $       --     $        --            --

Net Cash Flow                      $  144,000     $  (413,390)     (557,390)

Intercompany Transfers             $       --     $  (542,920)     (542,920)

ENDING CASH BALANCE                $  294,750     $    40,514      (254,236)
                                   ----------     -----------     ---------

CORNERSTONE
===============================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                     For the Period 9/28/98 to 10/30/98
                                   -------------------------------------
                                   Projected       Actual     Difference
                                   --------     ---------     ----------
                                       A             B           C=B-A
                                   --------     ---------     ----------
INITIAL CASH BALANCE               $194,750     $      --      (194,750)

Cash Receipts:
  Fee For Service Billings         $354,000     $ 243,670      (110,330)
  Claims & Capitation              $     --     $      --            --
  Reimbursement                    $     --     $      --            --
  Medicare & Collections           $     --     $      --            --
                                   --------     ---------     ---------
    TOTAL CASH RECEIPTS            $354,000     $ 243,670      (110,330)

Less: Cash Disbursements:
  Employee & Physician Payroll     $219,000     $ 191,432       (27,568)
  Catch-up payments to Doctors     $     --     $      --            --
  Insurance                        $     --     $  73,062        73,062
  Claims & Capitation              $     --     $      --            --
  Patient Refunds                  $     --     $      --            --
  Rent                             $ 15,000     $      --       (15,000)
  Utilities                        $  6,500     $   4,900        (1,600)
  Bank Lock Box                    $     --     $      --            --
  Medical Supply                   $     --     $      --            --
  Other                            $ 81,000     $   7,429       (73,571)
                                   --------     ---------     ---------
    Total Cash Disbursements       $321,500     $ 276,823       (44,677)

Agreed Cash Adjustments            $     --     $      --            --

Less: Interest                     $     --     $      --            --

Net Cash Flow                      $ 32,500     $ (33,153)      (65,653)

Intercompany Transfers             $     --     $  33,153        33,153

ENDING CASH BALANCE                $227,250     $      --      (227,250)
                                   --------     ---------     ---------

FLORIDA (CLINICS & HUMANA)
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                         For the Period 9/28/98 to 10/30/98
                                   --------------------------------------------
                                    Projected          Actual        Difference
                                   -----------      -----------      ----------
                                        A                B              C=B-A
                                   -----------      -----------      ----------
INITIAL CASH BALANCE               $(4,068,340)     $        --       4,068,340

Cash Receipts:
  Fee For Service Billings         $   757,866      $   848,540          90,674
  Claims & Capitation              $ 7,261,691      $ 2,173,881      (5,087,810)
  Reimbursement                    $        --      $        --              --
  Medicare & Collections           $        --      $        --              --
                                   -----------      -----------      ----------
    TOTAL CASH RECEIPTS            $ 8,019,557      $ 3,022,421      (4,997,136)

Less: Cash Disbursements:
  Employee & Physician Payroll     $        --      $ 2,291,123       2,291,123
  Catch-up payments to Doctors     $        --      $        --              --
  Insurance                        $        --      $   448,236         448,236
  Claims & Capitation              $ 4,676,292      $        --      (4,676,292)
  Patient Refunds                  $        --      $    22,602          22,602
  Rent                             $        --      $   582,186         582,186
  Utilities                        $        --      $   308,849         308,849
  Bank Lock Box                    $        --      $        --              --
  Medical Supply                   $        --      $   348,713         348,713
  Other                            $ 3,116,638      $   643,475      (2,473,163)
                                   -----------      -----------      ----------
    Total Cash Disbursements       $ 7,792,930      $ 4,645,185      (3,147,745)

Agreed Cash Adjustments            $        --      $        --              --

Less: Interest                     $        --      $        --              --

Net Cash Flow                      $   226,627      $(1,622,765)     (1,849,392)

Intercompany Transfers             $        --      $ 1,622,765       1,622,765

ENDING CASH BALANCE                $(3,841,713)     $        --       3,841,713
                                   -----------      -----------      ----------

MERIDIAN
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                        For the Period 9/28/98 to 10/30/98
                                   --------------------------------------------
                                     Projected         Actual        Difference
                                   -----------      -----------      ----------
                                        A                B              C=B-A
                                   -----------      -----------      ----------
INITIAL CASH BALANCE               $(1,181,513)     $   350,940       1,532,453

Cash Receipts:
  Fee For Service Billings         $   500,000      $   439,125         (60,875)
  Claims & Capitation              $ 2,539,919      $ 2,610,746          70,827
  Reimbursement                    $        --               --
  Medicare & Collections           $        --               --
                                   -----------      -----------      ----------
    TOTAL CASH RECEIPTS            $ 3,039,919      $ 3,049,871           9,952

Less: Cash Disbursements:
  Employee & Physician Payroll     $ 1,700,000      $ 1,704,575           4,575
  Catch-up payments to Doctors     $        --      $        --              --
  Insurance                        $        --      $        --              --
  Claims & Capitation              $ 1,050,000      $ 1,091,055          41,055
  Patient Refunds                  $        --      $        --              --
  Rent                             $   300,000      $   260,431         (39,569)
  Utilities                        $        --      $    43,934          43,934
  Medical Supply                   $        --      $   152,267         152,267
  Other                            $   340,000      $   315,421         (24,579)
                                   -----------      -----------      ----------
    Total Cash Disbursements       $ 3,390,000      $ 3,567,683         177,683

Agreed Cash Adjustments            $        --      $        --              --

Less: Interest                     $        --      $        --              --

Net Cash Flow                      $  (350,081)     $  (517,812)       (167,731)

Intercompany Transfers             $        --      $   439,254         439,254

ENDING CASH BALANCE                $(1,531,594)     $   272,382       1,803,976
                                   -----------      -----------      ----------

SAN ANTONIO (GONZABA)
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                        For the Period 9/28/98 to 10/30/98
                                   ---------------------------------------------
                                    Projected          Actual         Difference
                                   -----------      -----------       ----------
                                        A                B               C=B-A
                                   -----------      -----------       ----------
INITIAL CASH BALANCE               $  (462,500)     $        --          462,500

Cash Receipts:
  Fee For Service Billings         $    67,000      $   229,885          162,885
  Claims & Capitation              $ 1,584,000      $   756,375         (827,625)
  Reimbursement                    $        --      $        --               --
  Medicare & Collections           $        --      $        --               --
                                   -----------      -----------      -----------
    TOTAL CASH RECEIPTS            $ 1,651,000      $   986,260         (664,740)

Less: Cash Disbursements:
  Employee & Physician Payroll     $   750,000      $ 1,602,972          852,972
  Catch-up payments to Doctors     $        --      $        --               --
  Insurance                        $    32,000      $    36,871            4,871
  Claims & Capitation              $   429,000      $   190,746         (238,254)
  Patient Refunds                  $        --      $     1,411            1,411
  Rent                             $   126,000      $   260,281          134,281
  Utilities                        $    27,000      $   236,122          209,122
  Bank Lock Box                    $        --      $        --               --
  Medical Supply                   $   100,000      $   299,648          199,648
  Other                            $    25,000      $   376,373          351,373
                                   -----------      -----------      -----------
    Total Cash Disbursements       $ 1,489,000      $ 3,004,423      $ 1,515,423

Financing Charges                  $        --      $        --               --

Net DIP Advance                    $        --      $        --               --

Net Cash Flow                      $   162,000      $(2,018,163)      (2,180,163)

Intercompany Transfers             $        --      $ 2,018,164        2,018,164

ENDING CASH BALANCE                $  (300,500)     $        --      $   300,500
                                   -----------      -----------      -----------

TENTATIVES & CLOSURES
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                         For the Period 9/28/98 to 10/30/98
                                   ----------------------------------------------
                                     Projected          Actual         Difference
                                   ------------      -----------       ----------
                                        A                 B               C=B-A
                                   ------------      -----------       ----------
INITIAL CASH BALANCE               $(11,009,804)     $ 1,351,365       12,361,169

Cash Receipts:
  Fee For Service Billings              951,248      $ 1,110,768          159,520
  Claims & Capitation                10,436,284      $ 3,351,396       (7,084,888)
  Reimbursement                    $         --      $ 1,581,420        1,581,420
  Medicare & Collections           $         --      $        --               --
                                   ------------      -----------       ----------
    TOTAL CASH RECEIPTS            $ 11,387,532      $ 6,043,584       (5,343,948)

Less: Cash Disbursements:
  Employee & Physician Payroll     $  2,112,000      $ 4,925,085        2,813,085
  Catch-up payments to Doctors     $    228,822      $        --         (228,822)
  Insurance                        $  1,011,000      $ 1,399,444          388,444
  Claims & Capitation              $  7,907,000      $   498,287       (7,408,713)
  Patient Refunds                  $     12,000      $        --          (12,000)
  Rent                             $    353,440      $   887,035          533,595
  Utilities                        $     68,000      $   204,484          136,484
  Bank Lock Box                    $         --      $        --               --
  Medical Supply                   $    245,000      $    32,830         (212,170)
  Other                            $    780,400      $   494,516         (285,884)
                                   ------------      -----------       ----------
    Total Cash Disbursements       $ 12,717,662      $ 8,441,681       (4,275,981)

Agreed Cash Adjustments            $         --      $        --               --

Less: Interest                     $         --      $        --               --

Net Cash Flow                      $ (1,330,130)     $(2,398,097)      (1,067,967)

Intercompany Transfers             $         --      $ 1,386,535        1,386,535

ENDING CASH BALANCE                $(12,339,934)     $   339,803       12,679,737
                                   ------------      -----------       ----------

Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.

HEALTH PARTNERS, INC
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
September 28, 1998 through October 30, 1998


                                          For the Period 9/28/98 to 10/30/98
                                     ---------------------------------------------
                                     Projected          Actual          Difference
                                         A                B                C=B-A
                                     ---------       -----------        ----------
INITIAL CASH BALANCE                 $   --          $ 5,027,601        $   --

Cash Receipts:
  Fee For Service Billings           $   --          $ 3,277,586        $   --
  Claims & Capitation                $   --          $ 3,579,892        $   --
  Reimbursement                      $   --          $        --        $   --
  Medicare & Collections             $   --          $        --        $   --
                                     ---------       -----------        ----------
    TOTAL CASH RECEIPTS              $   --          $ 6,857,478        $   --

Less: Cash Disbursements:
  Employee & Physician Payroll       $   --          $ 3,419,903        $   --
  Catch-up payments to Doctors       $   --          $   186,755        $   --
  Insurance                          $   --          $   293,819        $   --
  Claims & Capitation                $   --          $ 3,558,194        $   --
  Patient Refunds                    $   --          $    12,045        $   --
  Rent                               $   --          $   363,381        $   --
  Utilities                          $   --          $   101,753        $   --
  Medical Supply                     $   --          $   273,962        $   --
  Other                              $   --          $ 1,153,286        $   --
                                     ---------       -----------        ----------
    Total Cash Disbursements             --          $ 9,363,098            --

Agreed Cash Adjustments              $   --          $        --        $   --

Less: Interest                       $   --          $        --        $   --

Net Cash Flow                            --          $(2,505,620)           --

Intercompany Transfers               $   --          $  (622,109)       $   --

ENDING CASH BALANCE                      --          $ 1,899,872            --
                                     ---------       -----------        ----------


GENERAL: HEALTH PARTNERS INC. IS REPORTED FOR CASH FLOW PURPOSES AS A STAND
         ALONE ENTITY. THESE TRANSACTIONS ARE NOT INCLUDED AS A PART OF THE FPA MEDICAL MANAGEMENT, INC. ROLL-UP.